EXHIBIT 99.3
To Form 8-K dated July 28, 2011
Seacoast Banking Corporation of Florida
Second Quarter 2011
Cautionary Notice Regarding Forward-Looking Statements
This information contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.
Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.
You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.
All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2010 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Highlights
•	Net Income of $176,000, or $0.00 per share, improved significantly compared to last year
•	Solid capital position with estimated tangible common equity (TCE) ratio of 7.9% when DTA valuation allowance of $47.3 million is recaptured.
•	Nonperforming loans declined from $66.2 million at March 31, 2011 to $46.2 million during the quarter
•	Liquidity remains strong with low cost core funding from deposits and sweep repos
•	Cost of deposits for the quarter declined 2 basis points to 0.70%; total interest bearing liabilities down 3 basis points to .95%
•	Improved asset quality trends continued with nonperforming assets, nonaccrual loans and net charge-offs all declining
•	Favorable deposit volume and mix trends continued
•	Expenses remain well managed
•	Operating trends continue to be encouraging and we remain acutely focused on executing client satisfaction and retention initiatives to drive steadily improving results
Capital Ratios

	2Q-2011	1Q-2011	4Q-2010	3Q-2010
	Estimate	Actual	Actual	Actual

Tier 1 Capital Ratio	17.66%	16.94%	16.57%	17.11%
Total Risk Based Capital Ratio	18.92%	18.21%	17.84%	18.38%
YTD Average Equity to YTD Average Assets	8.06%	8.14%	8.27%	8.15%
Tangible Equity to Tangible Assets	8.10%	7.84%	8.10%	8.76%
Tangible Common Equity to Tangible Assets	5.84%	5.60%	5.81%	6.48%

Tangible Common Equity to Risk Weighted Assets	10.09%	9.47%	9.43%	10.32%

Credit Analysis

	($ in thousands)
	2Q-2011	1Q-2011	4Q-2010	3Q-2010	2Q-2010

Net charge-offs	$4,024	$4,031	$4,678	$10,700	$20,209
Net charge-offs to average loans	1.32%	1.32%	1.47%	3.29%	5.95%

Loan loss provision	$920	$640	$3,975	$8,866	$16,771
Allowance to loans at end of period	2.63%	2.80%	3.04%	3.04%	3.10%

Noninterest Expenses
Controllable Expenses Well Managed

	($ in thousands)
	2Q-2011	1Q-2011	2Q-2010

Noninterest expenses	$19,073	$19,667	$18,871

Severance	—	—	199
Reversal of Accrued Legal Settlement	(184)	—	—
Strategic plan & credit related professional fees	100	247	231
OREO and REPO expenses (1)	768	1,397	564
Net loss on OREO & repossessed assets	1,142	449	105

Nonrecurring expenses	$1,826	$2,093	$1,099

Core operating expenses	$17,247	$17,574	$17,772

	2Q 2011	2Q 2011
	vs 1Q 2010	vs 2Q 2010

Noninterest expenses	-3.0%	1.1%

Strategic plan & credit related professional fees
OREO and REPO expenses (1)
Net loss on OREO & repossessed assets
Nonrecurring expenses	-12.8%	66.2%

Core operating expenses	-1.9%	-3.0%

(1)	Does not include personnel expense related to credit administration or default management costs

Core Deposit Growth
Favorable Mix Shift

	($ in thousands)
	2Q-2011	Mix	4Q-2010	Mix	2Q-2010	Mix

Demand deposits (noninterest bearing)	$321,876	19.1%	$289,621	17.7%	$276,455	16.1%
Savings deposits	831,371	49.4%	812,625	49.6%	877,544	51.1%

Total Demand and Savings	$1,153,247	68.6%	$1,102,246	67.3%	$1,153,999	67.3%

Other time certificates	274,565	16.3%	281,681	17.2%	288,310	16.8%
Brokered time certificates	7,532	0.4%	7,093	0.4%	19,788	1.2%
Time certificates of $100,000 or more	246,117	14.6%	246,208	15.0%	253,797	14.8%

Total Time Deposits	$528,214	31.4%	$534,982	32.7%	$561,895	32.7%

Total Deposits	$1,681,461		$1,637,228		$1,715,894
Core Deposit Growth
Favorable Mix Shift

	($ in thousands)			Year	2011
	2Q-2011	4Q-2010	2Q-2010	Over Year	Annualized

Demand deposits (noninterest bearing)	$321,876	$289,621	$276,455	16.4%	22.3%
Savings deposits	831,371	812,625	877,544	-5.3%	4.6%

Total Demand and Savings	$1,153,247	$1,102,246	$1,153,999	-0.1%	9.3%

Other time certificates	274,565	281,681	288,310	-4.8%	-5.1%
Brokered time certificates	7,532	7,093	19,788	-61.9%	12.4%
Time certificates of $100,000 or more	246,117	246,208	253,797	-3.0%	-0.1%

Total Time Deposits	$528,214	$534,982	$561,895	-6.0%	-2.5%

Total Deposits	$1,681,461	$1,637,228	$1,715,894	-2.0%	5.4%

Net Interest Margin

	2Q-10	3Q-10	4Q-10	1Q-11	2Q-11
Net Interest Margin	3.27%	3.35%	3.42%	3.48%	3.36%
•	Focus on deposit pricing and favorable deposit trends benefited the margin

•	Margin is expected to remain stable until accruing loans outstanding begin to increase
Noninterest Income (excluding securities gains)

$ in thousands	Q-2-2011	Q-1-2011	Q-4-2010	Q-3-2010	Q-2-2010
Total Noninterest Income (excluding securities gains)	$4,547	$4,209	$5,187	$4,532	$4,252

Gains on sale of merchant services	—	—	600	—	—

	$4,547	$4,209	4,587	$4,532	$4,252

Highlights include:
Service Charges	$1,546	$1,442	$1,590	$1,511	$1,452
Trust Income	517	523	510	500	491
Mortgage Banking	509	395	580	654	464
Brokerage	223	320	325	306	257
Marine	349	298	355	330	310
Interchange Income	995	891	814	810	822

Service Area